Derivative Financial Instruments	12 Months Ended
Dec. 31, 2011
Derivative Instruments And Hedging Activities Disclosure [Abstract]
Derivative Financial Instruments [Text Block]

Note 12 — Derivative Financial Instruments

The Company has written and purchased reinsurance contracts under its run-off reinsurance segment that are accounted for as free standing derivatives. The Company also uses derivative financial instruments to manage the equity, foreign currency, and certain interest rate risk exposures of its run-off reinsurance segment. In addition, the Company uses derivative financial instruments to manage the characteristics of investment assets to meet the varying demands of the related insurance and contractholder liabilities. See Note 2 for information on the Company's accounting policy for derivative financial instruments. Derivatives in the Company's separate accounts are excluded from the following discussion because associated gains and losses generally accrue directly to separate account policyholders.

Collateral and termination features. The Company routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize this risk. Certain of the Company's over-the-counter derivative instruments contain provisions requiring either the Company or the counterparty to post collateral or demand immediate payment depending on the amount of the net liability position and predefined financial strength or credit rating thresholds. Collateral posting requirements vary by counterparty. The net liability positions of these derivatives were not material as of December 31, 2011 or 2010.

Derivative instruments associated with the Company's run-off reinsurance segment.

Guaranteed Minimum Income Benefits (GMIB)

Purpose. The Company has written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees of minimum income benefits resulting from the level of variable annuity account values compared with a contractually guaranteed amount (“GMIB liabilities”). According to the contractual terms of the written reinsurance contracts, payment by the Company depends on the actual account value in the underlying mutual funds and the level of interest rates when the contractholders elect to receive minimum income payments. The Company has purchased retrocessional coverage for a portion of these contracts to reduce a portion of the risks assumed (“GMIB assets”).

Accounting policy. Because cash flows are affected by equity markets and interest rates, but are without significant life insurance risk and are settled in lump sum payments, the Company accounts for these GMIB liabilities and assets as written and purchased options at fair value. These derivatives are not designated as hedges and their fair values are reported in other liabilities (GMIB liability) and other assets (GMIB asset), with changes in fair value reported in GMIB fair value (gain) loss.

Cash flows. Under the terms of these written and purchased contracts, the Company periodically receives and pays fees based on either contractholders' account values or deposits increased at a contractual rate. The Company will also pay and receive cash depending on changes in account values and interest rates when contractholders first elect to receive minimum income payments. These cash flows are reported in operating activities.

Volume of activity. The potential undiscounted future payments for the written options (GMIB liability, as defined in Note 23) was $1,244 million as of December 31, 2011 and $1,134 million as of December 31, 2010. The potential undiscounted future receipts for the purchased options (GMIB asset) was $684 million as of December 31, 2011 and $624 million as of December 31, 2010.

The following table provides the effect of these derivative instruments on the financial statements for the indicated periods:

Fair Value Effect on the Financial Statements (In millions)
	Other Assets, including other intangibles		Accounts Payable, Accrued Expenses and Other Liabilities		GMIB Fair Value (Gain) Loss
	As of December 31,		As of December 31,		For the years ended December 31,
Instrument	2011	2010	2011	2010	2011	2010
Written options (GMIB liability)			$1,333	$903	$504	$112
Purchased options (GMIB asset)	$712	$480			(270)	(57)
Total	$712	$480	$1,333	$903	$234	$55

GMDB and GMIB Hedge Programs

Purpose. The Company also uses derivative financial instruments under a dynamic hedge program designed to substantially reduce domestic and international equity market exposures resulting from changes in variable annuity account values based on underlying mutual funds for certain reinsurance contracts that guarantee minimum death benefits (“GMDB”). During the first quarter of 2011, the Company expanded this hedge program to include a portion (approximately one-quarter) of the equity market exposures associated with its GMIB business (“GMDB and GMIB equity hedge program”). The Company also implemented a dynamic hedge program to reduce the exposure to changes in interest rate levels on the growth rate for approximately one-third of its GMDB and one-quarter of its GMIB businesses (“GMDB and GMIB growth interest rate hedge program”). These hedge programs are dynamic because the Company will regularly rebalance the hedging instruments within established parameters as equity and interest rate exposures of these businesses change.

The Company manages these hedge programs using exchange-traded equity, foreign currency, and interest rate futures contracts, as well as interest rate swap contracts. These contracts are generally expected to rise in value as equity markets and interest rates decline, and decline in value as equity markets and interest rates rise.

Accounting policy. These hedge programs are not designated as accounting hedges. Although these hedge programs effectively reduce equity market, foreign currency, and interest rate exposures, changes in the fair values of these futures and swap contracts may not exactly offset changes in the portions of the GMDB and GMIB liabilities covered by these hedges, in part because the market does not offer contracts that exactly match the targeted exposure profile. Changes in fair value of these futures contracts, as well as interest income and interest expense relating to the swap contracts are reported in other revenues. The fair values of the interest rate swaps are reported in other assets and other liabilities. Amounts reflecting corresponding changes in liabilities for GMDB contracts are included in benefits and expenses.

Cash flows. The Company receives or pays cash daily in the amount of the change in fair value of the futures contracts. The Company periodically exchanges cash flows between variable and fixed interest rates under the interest rate swap contracts. Cash flows relating to these contracts are included in operating activities.

Volume of activity. The notional value of the equity and currency futures contracts used in the GMDB and GMIB equity hedge program was $994 million as of December 31, 2011, and $878 million as of December 31, 2010. Equity futures consist primarily of S&P 500, S&P 400, Russell 2000, NASDAQ, TOPIX (Japanese), EUROSTOXX and FTSE (British) equity indices. Currency futures consist of Euros, Japanese yen and British pounds. The notional value of the interest rate swaps used in the GMDB and GMIB growth interest rate hedge program was $240 million as of December 31, 2011. The notional value was $29 million for U.S. Treasury and $598 million for Eurodollar interest rate futures contracts used by this program as of December 31, 2011.

The following tables provide the effect of these derivative instruments on the financial statements for the indicated periods:

Fair Value Effect on the Financial Statements (In millions)
	Other Revenues
	For the years ended December 31,
	2011	2010
Equity and currency futures for GMDB exposures	$(45)	$(157)
Equity and currency futures for GMIB exposures	4
Total equity and currency futures	$(41)	$(157)

	Other assets, including other intangibles	Other Revenues
	As of December 31,	For the year ended December 31,
	2011	2011
Interest rate swaps	$33	$39
Interest rate futures (1)	-	(2)
Total interest rate swaps and futures	$33	$37

	Interest rate derivatives for GMDB exposures	$31
	Interest rate derivatives for GMIB exposures	6
	Total interest rate swaps and futures	$37

(1) Balance sheet presentation of amounts receivable or payable relating to futures daily variation margin are not fair values and are excluded from this table.

See Notes 6 and 10 for further details regarding these businesses.

Derivative instruments used in the Company's investment risk management.

Derivative financial instruments are also used by the Company as a part of its investment strategy to manage the characteristics of investment assets (such as duration, yield, currency and liquidity) to meet the varying demands of the related insurance and contractholder liabilities (such as paying claims, investment returns and withdrawals). Derivatives are typically used in this strategy to minimize interest rate and foreign currency risks.

Investment Cash Flow Hedges

Purpose. The Company uses interest rate, foreign currency, and combination (interest rate and foreign currency) swap contracts to hedge the interest and/or foreign currency cash flows of its fixed maturity bonds to match associated insurance liabilities.

Accounting policy. Using cash flow hedge accounting, fair values are reported in other long-term investments or other liabilities and accumulated other comprehensive income and amortized into net investment income or reported in other realized investment gains and losses as interest or principal payments are received. Net interest cash flows are reported in operating activities.

Cash flows. Under the terms of these various contracts, the Company periodically exchanges cash flows between variable and fixed interest rates and/or between two currencies for both principal and interest. Foreign currency swaps are primarily Euros, Australian dollars, Canadian dollars, Japanese yen, and British pounds, and have terms for periods of up to 10 years.

Volume of activity. The following table provides the notional values of these derivative instruments for the indicated periods:

	Notional Amount (In millions)
	As of December 31,
Instrument	2011	2010
Interest rate swaps	$134	$153
Foreign currency swaps	134	159
Combination interest rate and foreign currency swaps	64	64
Total	$332	$376

The following table provides the effect of these derivative instruments on the financial statements for the indicated periods:

Fair Value Effect on the Financial Statements (In millions)
	Other Long-Term Investments		Accounts Payable, Accrued Expenses and Other Liabilities		Gain (Loss) Recognized in Other Comprehensive Income (1)
	As of December 31,		As of December 31,		For the years ended December 31,
Instrument	2011	2010	2011	2010	2011	2010
Interest rate swaps	$7	$10	$-	$-	$(3)	$2
Foreign currency swaps	3	6	19	20	(1)	10
Combination interest rate and foreign currency swaps	-	-	11	12	1	(7)
Total	$10	$16	$30	$32	$(3)	$5

(1) Other comprehensive income for foreign currency swaps excludes amounts required to adjust future policy benefits for the run-off settlement annuity business.

For the years ended December 31, 2011 and 2010, the amount of gains (losses) reclassified from accumulated other comprehensive income into income was not material. No gains (losses) were recognized due to ineffectiveness and there were no amounts excluded from the assessment of hedge ineffectiveness.